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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2006

                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
    Delaware                       0-11514                        31-1041397
(STATE OR OTHER            (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION OR
  ORGANIZATION)
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                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 4, 2006, Max & Erma's Restaurants, Inc. (the "Company") entered into a Sixth Amended and Restated Revolving Credit Agreement (the "Credit Facility") with National City Bank, individually and as agent (the "Bank"), which amends and restates in its entirety the Fifth Amended and Restated Revolving Credit Agreement, as amended, between the Company and the Bank, as successor to The Provident Bank, dated September 22, 2003. A copy of the Credit Facility is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     The Credit Facility is comprised of (a) a term loan in the amount of $12.8 million (the "Term Loan"), payable by the Company to the Bank in nineteen (19) equal quarterly installments of $600,000 plus interest commencing on August 1, 2006 and terminating on March 1, 2011, (b) a revolving loan in the aggregate principal amount of up to $15.0 million (the "Revolving Loan"), which terminates on March 1, 2011, and (c) a draw term loan in the maximum amount of $2.375 million (the "Draw Loan"). As of May 5, 2006 and upon application of the proceeds under the Note Agreement (discussed more fully below), the Revolving Loan had an outstanding principal balance of approximately $10.866 million and the Draw Loan had been paid in full.

     Borrowings under the Credit Facility will bear interest at certain rates described in the Credit Facility in accordance with a pricing schedule based upon certain financial ratios of the Company. The Credit Facility also requires the following payments: (a) payment of a commitment fee of 1/2 of 1% per annum on the unused portion of the Revolving Loan and Draw Loan, (b) an additional commitment fee of 0.25% of any new funds above the maximum amount of the Credit Facility made available to the Company by the Bank, (c) an agency fee of $25,000 per year, and (d) a one-time waiver and restructuring fee of $40,000.

     The Credit Facility contains customary covenants, including, but not limited to, restrictions on incurrence of liens, creation of subsidiaries, contingent liabilities, sale of assets, accounts receivable, investments, declaration of dividends, transactions with affiliates, and store openings. In addition, the Credit Facility requires maintenance of certain financial ratios. The Credit Facility also contains customary events of default, including, but not limited to, payment defaults, material inaccuracies in representations and warranties, covenant defaults, cross defaults to certain other agreements, certain events of bankruptcy and insolvency, and certain ERISA events.

     In addition, on May 5, 2006, the Company entered into a Note Purchase Agreement (the "Note Agreement") with FM Mezzanine Partners LLC (the "Purchaser") to sell a principal amount of $7.0 million of senior subordinated notes to Purchaser for a purchase price of $6.930 million. Under the Note Agreement, the outstanding balance will bear interest at certain rates described in the Note Agreement and matures on May 1, 2012. A copy of the Note Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     The proceeds of the Note Agreement have been used for repayment of indebtedness under the Credit Facility and payment of fees and expenses in connection with the consummation of the Note Agreement and Credit Facility.

     The Note Agreement contains customary covenants, including, but not limited to, restrictions on incurrence of liens, creation of subsidiaries, contingent liabilities, sale of assets, accounts receivable, repayment of subordinated debt, investments, declaration of dividends, transactions with affiliates, store openings, cancellation of indebtedness, incurrence of additional borrowings, acquisition or issuance of Company stock, and changes in accounting methods. In addition, the Note Agreement requires maintenance of certain financial ratios. The Note Agreement also contains customary events of default, including, but not limited to, payment defaults, material inaccuracies in representations and warranties, covenant defaults, cross defaults to certain other agreements, certain events of bankruptcy and insolvency, judgment defaults in excess of specified amounts, institution of reorganization or appointment of a receiver, trustee, or liquidator, seizure of Company assets, certain ERISA events, failure to deliver subsidiary guaranty, material damage to Company assets, and any loss, suspension, or revocation of a Company license, permit, or qualification.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (D)  EXHIBITS.

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
Exhibit No.                               Description
-----------                               -----------
    10.1 Sixth Amended and Restated Revolving Credit Agreement, dated May 4, 2006, between Max & Erma's Restaurants, Inc. and National City Bank.

    10.2 Note Purchase Agreement, dated May 5, 2006, between Max & Erma's Restaurants, Inc. and FM Mezzanine Partners LLC.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAX & ERMA'S RESTAURANTS, INC.


Date: May 9, 2006                       By: /s/ William C. Niegsch, Jr.
                                            ------------------------------------
                                            William C. Niegsch, Jr., Executive
                                            Vice President and Chief Financial
                                            Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    10.1 Sixth Amended and Restated Revolving Credit Agreement, dated May 4, 2006, between Max & Erma's Restaurants, Inc. and National City Bank.

    10.2 Note Purchase Agreement, dated May 5, 2006, between Max & Erma's Restaurants, Inc. and FM Mezzanine Partners LLC.
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